UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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RED TRAIL ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

NOTICE OF 2013 ANNUAL MEETING OF MEMBERS
To be Held Tuesday, March 5, 2013
To our members:

The 2013 annual meeting of members (the "2013 Annual Meeting") of Red Trail Energy, LLC (the "Company") will be held on Tuesday, March 5, 2013, at the Bismarck Civic Center, 315 South 5th Street, Bismarck, North Dakota. Registration for the meeting will start at 11:00 a.m. with a meal served at 12:00 p.m. and the meeting commencing at approximately 1:00 p.m. If you plan to attend the meal, please R.S.V.P by calling Jennifer at (701) 974-3308 Ext 101 by Friday, March 1, 2013. The Board of Governors (the "Board") encourages you to attend the meeting and the meal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2013 MEMBER MEETING TO BE HELD ON TUESDAY, MARCH 5, 2013:

•
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting;

•	The proxy statement, proxy card and annual report to members are available at www.redtrailenergy.com; and

•
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (701) 974-3308 or toll free at (855) 974-3308, by written request at Red Trail Energy, LLC at P.O. Box 11, Richardton, ND 58652, by e-mail at proxy@redtrailenergy.com, or on our website at www.redtrailenergy.com on or before February 25, 2013, to facilitate timely delivery.

The purposes of the meeting are to: (1) Elect three governors to the Board; and (2) Transact such other business as may properly come before the 2013 Annual Meeting or any adjournments thereof. If you have any questions regarding the information in the proxy statement, regarding completion of the proxy card or for directions to be able to attend the meeting in person, please call the Company at (701) 974-3308 or email us at proxy@redtrailenergy.com.

Only members listed on the Company's records at the close of business on January 24, 2013 are entitled to notice of the 2013 Annual Meeting and to vote at the 2013 Annual Meeting and any adjournments thereof. To be certain that your membership units will be represented at the 2013 Annual Meeting, your proxy card must be received by 4:00 p.m. on Monday, March 4, 2013. However, proxy cards may still be accepted by the Company at the 2013 Annual Meeting at any time prior to the polls officially closing.

To assure the presence of a quorum, the Board requests that you promptly sign, date and return a proxy card, whether or not you plan to attend the meeting. Proxy cards are available on the Company's website at www.redtrailenergy.com and may be printed by the members. No personal information is required to print a proxy card. If you wish to revoke your proxy at the meeting and execute a new proxy card, you may do so by giving notice to our CEO Gerald Bachmeier or our CFO Kent Anderson, prior to the commencement of the meeting. You may fax your completed proxy card to the Company at (701) 974-3309 or mail it to the Company at P.O. Box 11, Richardton, ND 58652.

By order of the Board of Governors,

/s/ Sid Mauch
Richardton, ND                    Sid Mauch
January 24, 2013                    Chairman

Red Trail Energy, LLC
P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

Proxy Statement
2013 Annual Meeting of Members
Tuesday, March 5, 2013

This proxy solicitation is being made by Red Trail Energy, LLC (the "Company"). The proxy statement and proxy card were prepared by the Board of Governors of the Company (the "Board") for use at the 2013 annual meeting of members to be held on Tuesday, March 5, 2013 (the "2013 Annual Meeting"), and any adjournment thereof. The 2013 Annual Meeting will be held at the Bismarck Civic Center, 315 South 5th Street, Bismarck, North Dakota. Registration for the 2013 Annual Meeting will begin at 11:00 a.m. A meal will be served at 12:00 p.m. and the 2013 Annual Meeting will commence at approximately 1:00 p.m. This solicitation is being made according to the SEC's Internet availability of proxy materials rules, however the Company may also use its officers, governors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card is scheduled to begin on or about January 24, 2013.

SECTION I - QUESTIONS AND ANSWERS ABOUT THE 2013 ANNUAL MEETING AND VOTING

Q:    Why did I receive this proxy statement?

A:
The Board is soliciting your proxy to vote at the 2013 Annual Meeting because you were a member of the Company at the close of business on January 24, 2013, the record date, and are entitled to vote at the meeting.

Q:	When and where is the 2013 Annual Meeting?

A:
The 2013 Annual Meeting will be held at the Bismarck Civic Center, 315 South 5th Street, Bismarck, North Dakota on March 5, 2013. Registration for the meeting will begin at 11:00 a.m. The 2013 Annual Meeting will commence at approximately 1:00 p.m.

Q:    Who can attend the 2013 Annual Meeting?

A:	All members of the Company as of the close of business on the record date may attend the 2013 Annual Meeting.

Q:	What is the record date for the 2013 Annual Meeting?

A:	The record date for the 2013 Annual Meeting is the close of business on January 24, 2013.

Q:	What am I voting on?

A:	You are voting on the election of three governors. The nominees are Frank Kirschenheiter, Sid Mauch and Anthony Mock.

Q:    How many membership units are outstanding?

A:	On January 24, 2013, there were 40,148,160 outstanding membership units. This means there is a total of 40,148,160 votes on any matter presented to the members.

Q:	What constitutes a quorum?

A:
As of the record date, the Company had 40,148,160 outstanding membership units. The presence of members holding fifty percent of the total outstanding membership units, or 20,074,080 membership units, constitutes a quorum. If you submit a properly executed proxy or appear in person at the 2013 Annual Meeting, then your units will be counted as part of the quorum.

Q.	How did you select the nominees for governors?

A.
The Nominating Committee evaluates prospective nominees' knowledge about the Company, the ethanol industry, financial statements, corn and ethanol markets and general business.  Frank Kirschenheiter and Sid Mauch were considered for nomination to their existing seats. The Nominating Committee also received timely notice from Anthony Mock that he would also like to be considered for nomination. Based on this evaluation of the nominees, the Nominating Committee recommended that Frank Kirschenheiter, Sid Mauch and Anthony Mock be nominated for election as Group III governors, to serve until the 2016 Annual Meeting or until their successors are duly elected and qualified.  The Board recommends that members vote their units in favor of the election of Frank Kirschenheiter, Sid Mauch and Anthony Mock.

Q:	What is the voting requirement to elect the governors and what is the effect of a withhold vote?

A:
In the election of governors, the three (3) nominees receiving the greatest number of votes relative to the votes cast for their competitors will be elected regardless of whether any individual nominee receives votes from a majority of the quorum. The presence (in person or by proxy) of members representing at least fifty percent of the membership voting interests is required for the election of governors.

Withhold votes will be counted when determining whether a quorum is present. Withhold votes for governor elections, however, will not be counted for or against any nominee because governors are elected by plurality vote, meaning that the three nominees receiving the most votes win.

Q:	Do I have dissenters' rights?

A:
Pursuant to Section 10-32-54 of the North Dakota Statutes, members have no dissenters' rights with regard to governor elections. Dissenters' rights are generally the right of a security holder to dissent from and obtain the fair value of their membership units in certain events, such as mergers, share exchanges, and certain amendments to a company's governance documents.

Q:	How many votes can I cast when electing governors?

A:
The Company has received written notice of a member's intent to using cumulative voting. As a result, in accordance with the cumulative voting rights set forth in the Company's Articles of Organization and in Section 10-32-76 of the North Dakota Limited Liability Company Act, to which the Company is subject, you are entitled to give a nominee as many votes as is equal to the number of membership units you own multiplied by the number of governors to be elected, or you may distribute your votes among the nominees as you see fit.  For example, if you own 100 membership units as of the record date, and if three governors are to be elected in a group at the annual meeting, you have 300 votes that you can allocate among the nominees in that group in any manner you choose. You are not required to cumulate your votes and may split your votes equally among candidates.  If three governors are to be elected in a group at the annual meeting, the three nominees receiving the greatest number of affirmative votes at the annual meeting will be elected to the Board.

Q:	How do I vote?

A:	Membership units can be voted only if the holder of record is present at the 2013 Annual Meeting, either in person or by proxy. You may vote using either of the following methods:

•
Proxy. The enclosed proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2013 Annual Meeting. The membership units represented by each properly executed proxy card will be voted at the 2013 Annual Meeting in accordance with the member's directions. The Company urges you to specify your choices by marking the appropriate boxes on the proxy card. After you have marked your choices, please sign and date the proxy card and return it to the Company at P.O. Box 11, Richardton, ND 58652 or by fax to the Company at (701) 974-3309. To be certain that your membership units will be represented at the 2013 Annual Meeting, your proxy card must be received by the Company by 4:00 p.m. on Monday, March 4, 2013. However, proxy cards may still be accepted by the Company in person at the 2013 Annual Meeting at any time prior to the polls officially closing.

If you sign and return the proxy card without specifying any choices for governor, your membership units will be voted for the recommended candidates Frank Kirschenheiter, Sid Mauch and Anthony Mock.

•	In person at the 2013 Annual Meeting. All members may vote in person at the 2013 Annual Meeting.

If membership units are owned jointly by more than one person, both persons must sign the proxy card or attend the 2013 Annual Meeting in order for the units to be counted.

Q:    What can I do if I change my mind after I return my proxy?

A:    You may revoke your proxy by:

•	Voting in person at the 2013 Annual Meeting;

•	Giving personal or written notice of the revocation to Kent Anderson, CFO at the Company's offices at P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652 prior to the 2013 Annual Meeting; or

•	Giving personal or written notice of the revocation to our CFO, Kent Anderson, at the commencement of the 2013 Annual Meeting.

Q:    What happens if I mark too few or too many boxes on the proxy card?

A:
If you do not mark any choices on the proxy card for governors, then the proxies will vote your units for the Board recommended candidates, Frank Kirschenheiter, Sid Mauch and Anthony Mock. You may wish to vote for only one of the governor nominees. In this case, your vote will only be counted for the governor nominee you have selected. If you mark contradicting choices on the proxy card, such as both for and withhold for a nominee, your votes will not be counted with respect to the governor nominee for which you marked contradicting choices.

Each fully executed proxy card will be counted for purposes of determining whether a quorum is present at the 2013 Annual Meeting.

Q:	Who will count the vote?

A:
All votes will be tabulated by the Company's Chief Financial Officer, Kent Anderson, and the election will be certified by a representative from the BrownWinick Law Firm who will be serving as inspector of elections. Votes and abstentions will be tabulated separately.

Q:	How do I nominate a candidate for election as a governor at next year's annual meeting?

A:	Two governor positions will stand for election at the 2014 annual meeting. Nominations for governor positions are made by a nominating committee appointed by the Board.

In addition, our Amended and Restated Operating Agreement provides that members must give advance notice to the Company of any person that they propose be nominated as a governor.  Under the advance notice provision, to be timely, a member's notice must be received at the principal executive offices of the Company not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of members.  With regard to governor nominations, the notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person's proposal for nomination and election as a governor and actions to be proposed or taken by such person if elected a governor; and (f) the written consent of each person so proposed to serve as a governor if nominated and elected as a governor.

Q:	What is a member proposal?

A:
A member proposal is your recommendation or requirement that the Company and/or the Board take action, which you intend to present at a meeting of the Company's members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company's proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are member proposals due for the 2014 annual meeting?

A:
In order to be considered for inclusion in the Company's 2014 annual meeting proxy statement, member proposals must be submitted in writing to the Company, by September 26, 2013 (approximately 120 days prior to the anticipated mailing of the 2014 annual proxy statement). The Company suggests that proposals for the 2014 annual meeting of the members be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2014 annual meeting of members without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than December 10, 2013 (approximately 45 days prior to the anticipated mailing of the 2014 annual meeting proxy statement). The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2014 annual meeting by December 10, 2013, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion, provided the Company has included in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials and reports to such beneficial owners.

SECTION II - PROPOSAL TO BE VOTED UPON

ELECTION OF GOVERNORS

The Company has seven governors.  Each governor is elected to a three year term.  The terms of the governors are staggered, so that the terms of no more than three governors expire every three years. The staggering of the terms of the governors commenced at the annual meeting of the members which was held on May 30, 2007, at which meeting two governors were elected to an initial one year term (Group I), two governors were elected to an initial two year term (Group II), and three governors were elected to an initial three year term (Group III). The Company's current governors, listed by group, are as follows:

Group I:   Ronald Aberle and Ambrose Hoff - Terms expire in 2014
Group II:  Mike Appert and William Price - Terms expire in 2015
Group III: Frank Kirschenheiter, Sid Mauch and Tim Meuchel - Terms expire in 2013

The Nominating Committee of the Board is comprised of Ron Aberle, Mike Appert, Ambrose Hoff and William Price and is responsible for selecting candidates for governor. The Nominating Committee undertook a review of all prospective nominees.  Frank Kirschenheiter and Sid Mauch, two of the Group III incumbent governors, were considered for nomination to their existing seats. The Nominating Committee also received timely notice from Anthony Mock that he would like to be considered for nomination to serve.

Based on this evaluation of the nominees, the Nominating Committee recommended that Frank Kirschenheiter, Sid Mauch and Anthony Mock be nominated for election as Group III governors, to serve until the 2016 Annual Meeting or until their successors are duly elected and qualified.  Frank Kirschenheiter, Sid Mauch and Anthony Mock have all consented to being named in the proxy statement and to serve if elected. The Board recommends that members vote their units in favor of the election of Frank Kirschenheiter, Sid Mauch and Anthony Mock.

The three candidates who receive a plurality of the affirmative votes for the election of governors (in person or by proxy) will be elected to the position of governor.  If you fail to mark a vote, the proxies solicited by the Board will be voted in favor of the Board's nominees and your units will be equally distributed among the three nominating committee-recommended nominees.  If you do not submit a proxy card or attend the meeting, or if you withhold your vote, your vote will not be counted as a vote for or against any nominee.

The following table contains certain information with respect to the nominees for election to the Board at the 2013 Annual Meeting (which includes all nominees, regardless of whether they are nominees recommended by the Board or Nominating Committee):

Name	Age	Year First Became A Governor	Term Expires	If Elected, Term will Expire
Frank Kirschenheiter	62	2007	2013	2016
Sid Mauch	66	2009	2013	2016
Anthony Mock	40	N/A	N/A	2016

Biographical Information of Nominees

Frank Kirschenheiter, Governor

Mr. Kirschenheiter has served as a Governor since May 2007. He previously served as Treasurer of the Board of Governors and is a member of the Compensation Committee.

Mr. Kirschenheiter and his wife Earlene are involved with their children in a small cattle operation outside of Richardton, North Dakota.  Mr. Kirschenheiter has also served as the mayor of the City of Richardton for the past 20 years. The Company has determined that Mr. Kirschenheiter is qualified for service on the Board of Governors because of his experience in public service in the general locality of the Company.

Sid Mauch, Governor and Chairman

Mr. Mauch currently serves as Chairman of the Board of Governors and has served as a Governor since March 2009. He also currently serves on our Audit Committee and is a member of the Compensation and Risk Management Committees.

Mr. Mauch was the manager and controller of Maple River Grain & Agronomy, LLC, a grain elevator and agronomy supplier located in Casselton, North Dakota, from 1976 to 2012. The Company has determined that Mr. Mauch is qualified for service on the Board of Governors because of his extensive experience in the grain merchandising industry, specifically his familiarity with many critical components that affect the Company's grain merchandising operation.

Anthony Mock, Nominee

Mr. Mock has been active in farming for over 20 years in the rural Kintyre, North Dakota area. Mr. Mock also serves as a board member for the North Dakota Corn Growers Association (NDCGA) and sits on the Ethanol and Cattle Committee within the NDCGA. Mr. Mock is also an Action Team Member for the United States Grain Council. The Company has determined that Mr. Mock is qualified for service on the Board of Governors because of his experience as a corn producer and his experience as a board member with the North Dakota Corn Growers Association.

Required Vote and Board Recommendation

The affirmative vote of a plurality of the membership voting interests is required to elect a nominee to the position of governor. The three nominees receiving the greatest number of votes will be elected as governors. If you do not submit a proxy card or attend the meeting, or if you withhold your vote, your vote will not be counted as a vote for or against any nominee.

YOUR BOARD BELIEVES FRANK KIRSCHENHEITER, SID MAUCH AND ANTHONY MOCK ARE WELL QUALIFIED TO SERVE AS GOVERNORS OF THE COMPANY AND RECOMMENDS THE ABOVE NOMINEES FOR ELECTION AS GOVERNORS AT THE 2013 ANNUAL MEETING.

SECTION III - REQUIRED INFORMATION

GOVERNORS AND OFFICERS

Biographical Information for Non-nominee Governors

Ambrose Hoff, Governor and Secretary - Age 61

Mr. Hoff currently serves as Secretary of the Board of Governors. He is also a member of our Compensation and Nominating Committees.

Mr. Hoff is the President of Stone Mill, Inc, a grain processing plant and also the CEO of Amber Waves, Inc., a manufacturing facility, both located in Richardton, North Dakota. Mr. Hoff is an active board member of the Richardton Development Company and previously served as our President from inception to August 28, 2006 and as a Governor until 2007 until he was re-elected as a governor in 2011. The Company has determined that Mr. Hoff is qualified for service on the Board of Governors because of his involvement in the development of the Company and his experience as a business owner in the general location of the Company.

Ronald Aberle, Governor - Age 49

Mr. Aberle has served as a Governor since our inception and is the Chair of our Audit and Nominating Committees. he is also a member of our Compensation and Risk Management Committees. The Company has determined that Mr. Aberle is qualified for service on the Board of Governors because of his experience as a corn producer.

Mr. Aberle is an owner and managing partner of Aberle Farms, a diversified farm and ranch, and most recently added an RV Campground to the enterprise. Mr. Aberle currently serves as an Advisory Board member of US Bank in Bismarck and is a Trustee of St. Hildegard's Church.

Mike Appert, Governor - Age 44

Mr. Appert has served as a Governor since our inception.  He previously served as Chairman and Secretary.  Mr. Appert is also a member of our Compensation, Nominating and Risk Management Committees.

Mr. Appert has been the owner and president of Appert Acres, Inc., a corn, soybean, sunflowers and small grains farming operation since 1991, as well as operating a Mycogen Seeds Dealership.  He also serves on several boards which include the Hazelton Airport Authority as president, the Goose Lake Chapter Pheasants Forever as Treasurer, the St. Paul Catholic Church Finance Council, and the Hazelton Lions Club. The Company has determined that Mr. Appert is qualified to serve on the Board of Governors because of his experience as a corn producer and as a business owner.

William Price, Governor - Age 50

Mr. Price has served as a Governor since our inception. He currently serves as a member of the Audit, Compensation and Nominating Committees.  He served as Vice President from inception of the Company until May 2007, and recently served as Secretary.

Since 1980, Mr. Price has been the managing partner and is currently vice president of Price Cattle Ranch LLP, a cattle operation.  Since 1997, he has been the managing partner and is currently the president of Missouri River Feeders LLP, a feedlot and diversified farm.  He also serves as a governor of Dakota Beef Growers, LLC, a specialized beef operation, and is a governor of Sunnyside Feeds, LLC, a custom feed plant.  Mr. Price is also a governor of North Dakota Sow Center LLLP, a 10,000 head ISO wean facility.  Mr. Price is a member of multiple associations, including the North Dakota Stockmen's Association, the National Cattlemen's Beef Association, and the Great Bend Irrigation District, and has served on the Missouri Slope Irrigation Board of Governors and served as Chairman of the North Dakota Feeder Council. The Company has determined that Mr. Price is qualified to serve on the Board of Governors because of his business experience, specifically his familiarity with businesses that purchase the Company's distilled grains by-products.

Biographical Information Regarding Officers and Key Employees

Gerald Bachmeier, Chief Executive Officer - Age 58

Mr. Bachmeier has served as the Company's Chief Executive Officer since July 2010 and has been involved in the ethanol industry for the past twenty-two years. He has served as a Plant Manager of Morris Ag Energy and Chief Marketing Manager of United Ethanol Sales. He was instrumental in the design, formation and construction of DENCO, LLC and was the major role player for the acquisition of Morris Ag Energy. Mr. Bachmeier has held various board positions with many industry trade groups including the Renewable Fuels Association and the Minnesota Coalition for Ethanol. Mr Bachmeier currently serves on the board for the Renewable Fuels Marketing Group and the North Dakota Ethanol Council.

Kent Anderson, Chief Financial Officer - Age 45

Mr. Anderson has served as the Company's Chief Financial Officer since May 2010 and has over sixteen years of experience in various corporate accounting positions.  Prior to being appointed as the Company's Chief Financial Officer, Mr. Anderson most recently served as the CFO and Assistant Treasurer for the Theodore Roosevelt Medora Foundation from August 2006 to April 2010.  Prior to that, Mr. Anderson worked as the Compliance and Control Manager for Dakota Growers Pasta Company, Inc. from January 2005 to August 2006. Mr. Anderson is a Certified Public Accountant with a Bachelors of Accountancy degree from the University of North Dakota.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

For purposes of our governors, governor nominees, management and members who beneficially own 5% or more of the membership units, beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, a person named in the tables below has sole voting and sole investment power for all membership units beneficially owned by that person. In addition, unless otherwise indicated, all persons named below can be reached at Red Trail Energy, LLC at 3682 Highway 8 South, P.O. Box 11, Richardton, ND 58652.

The following table sets forth certain information concerning the beneficial ownership of persons known by management of the Company to own 5% or more of the outstanding membership units, based on 40,148,160 membership units outstanding as of January 24, 2013.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Units	RTSB, LLC	2,619,500(1)	6.52%

(1)	RTSB, LLC is a limited liability company, whose members have direct beneficial ownership of all of the Units. Mr. Bachmeier is our Chief Executive Officer and is a member of RTSB, LLC.

 SECURITY OWNERSHIP OF OUR BOARD OF GOVERNORS, MANAGEMENT AND OUR NOMINEES

As of January 24, 2013, members of our management, the Board and our nominees own membership units as follows:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Units	Sid Mauch, Governor and Nominee	1,000	*
Membership Units	Tim Meuchel, Governor	1,020,000(1)	2.54%
Membership Units	Ambrose Hoff, Governor	660,000(2)	1.64%
Membership Units	Ron Aberle, Governor	372,920(3)	*
Membership Units	Mike Appert, Governor	1,095,000(4)	2.73%
Membership Units	Frank Kirschenheiter, Governor and Nominee	291,350(5)	*
Membership Units	William Price, Governor	400,000(6)	1.00%
Membership Units	Anthony Mock, Nominee	15,000(7)	*
Membership Units	Gerald Bachmeier, CEO	2,619,500(8)	6.52%
Membership Units	Kent Anderson, CFO	100,000(9)	*
TOTAL:	Governors/Officers/Nominees as a Group	6,574,770	16.38%

(*)	Designates less than one percent ownership.

(1)	Includes 110,000 Units indirectly held by Mr. Meuchel for the benefit of his son, and 200,000 Units owned by Mr. Meuchel's spouse of which Mr. Meuchel disclaims beneficial ownership.

(2)
Includes 350,000 Units owned jointly with Mr. Hoff's spouse.  Additionally, 300,000 Units are held by Richardton Development Company, of which Mr. Hoff serves as an officer and of which Mr. Hoff disclaims personal ownership.

(3)
Includes 160,000 Units held jointly with Mr. Aberle's spouse and 12,920 held beneficially in Mr. Aberle's IRA account. Additionally, 200,000 Units are held by Aberle Farms of which Mr. Aberle is a partner and of which Mr. Aberle disclaims beneficial ownership.

(4)
Includes 375,000 Units which Mr. Appert owns jointly with his spouse and 100,000 Units held directly by his son of which Mr. Appert disclaims beneficial ownership.  Additionally, 160,000 Units are held by Appert Acres, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership and 160,000 Units are held by Appert Farms, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership.

(5)	Includes 228,850 Units held by Richardton Investments LLC, of which Mr. Kirschenheiter is a partial owner and of which Mr. Kirschenheiter disclaims beneficial ownership.

(6)	Includes 300,000 Units which Mr. Price owns jointly with his brother and 100,000 Units held jointly with his brother and mother.

(7)	Includes 15,000 Units owned jointly with Mr. Mock's spouse.

(8)	Includes 2,619,500 Units owned by RTSB, LLC of which Mr. Bachmeier is a principal owner and of which Mr. Bachmeier disclaims beneficial ownership.

(9)	Includes 40,000 fully vested units owned by Mr. Anderson and 60,000 Units which vest over the remaining three-year vesting period of Mr. Anderson's Equity Grant Agreement dated July 1, 2011.

BOARD OF GOVERNORS' MEETINGS AND COMMITTEES

The Board generally meets once per month. The Board held twelve regularly scheduled meetings and two special meeting during the fiscal year ended September 30, 2012. Each governor attended at least 75% of the meetings of the Board during the fiscal year ended September 30, 2012.

The Board does not have a formalized process for holders of membership units to send communications to the Board. The Board feels this is reasonable given the accessibility of our governors. Members desiring to communicate with the Board are free to do so by contacting a governor. The names of our governors and their addresses are listed on the Company's website at www.redtrailenergyllc.com/investors/board_of_directors or are available by calling the Company's office at (701) 974-3308.

The Board does not have a policy with regard to governors' attendance at annual meetings. Last year, all seven governors serving at the time of the annual meeting attended the Company's annual meeting. Due to this high attendance record, it is the view of the Board that such a policy is unnecessary.

Director and Nominee Independence

All of our governors are independent, as defined by our Audit Committee Charter. All of the governor nominees are independent, as defined by our Audit Committee Charter. In evaluating the independence of our governors and nominees, we considered the following factors: (i) the business relationships of our governors and nominees; (ii) positions our governors and nominees hold with other companies; (iii) family relationships between our governors and nominees and other individuals involved with the Company; (iv) transactions between our governors and nominees and the Company; and (v) compensation arrangements between our governors and the Company.

Board Leadership Structure and Role In Risk Oversight

The Company is managed by a Chief Executive Officer that is separate from the Chairman of the Board. The Board has determined that its leadership structure is effective to create checks and balances between the executive officers of the Company and the Board. The Board is actively involved in overseeing all material risks that face the Company. The Board administers its oversight functions by reviewing the operations of the Company, by overseeing the executive officers' management of the Company, and through its risk management committee.

Code of Ethics

The Company has adopted a Code of Business Conduct that applies to all of our employees, officers and governors, and a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer or Controller

and other persons performing similar functions.  The Code of Business Conduct and Code of Ethics are available on the Investors section of our website at http://redtrailenergyllc.com/investors.

Committees

The Board has four standing committees: The Audit Committee, Compensation Committee, Nominating Committee and Risk Management Committee. Each committee member attended at least 75% of all committees on which they served.

Audit Committee

The Audit Committee of the Board operates under a charter adopted by the Board on December 22, 2010. A copy of our Audit Committee charter is posted on our website at http://redtrailenergyllc.com/investors. Under the charter, the Audit Committee must have at least three members.  Our Audit Committee members are Ronald Aberle, Sid Mauch and William Price. The chairperson of the Audit Committee is Mr. Aberle. Our Audit Committee currently does not have an individual designated as a financial expert and has communicated this to the Nominating Committee for their consideration as they review potential nominees for the Board.  The reason the Audit Committee does not have a financial expert is that none of our current governors qualify as a financial expert. Since the Company is not registered with a national securities exchange, the Audit Committee is exempt from the independence listing standards required by such national securities exchanges. Our Audit Committee charter requires a majority of our committee members to be independent as defined in the Audit Committee charter. All three members of our Audit Committee are independent as required by our Audit Committee charter.

The Audit Committee held six meetings during the fiscal year ended September 30, 2012.  All of our Audit Committee members were present at all of the Audit Committee meetings.

Audit Committee Report

The Audit Committee delivered the following report to the Board of the Company on December 21, 2012. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process.  The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The Audit Committee reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2012.  The Audit Committee has discussed with Eide Bailly LLP, its independent auditors, the matters required to be discussed by AU section 380 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter to management from Eide Bailly LLP, as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent accountants' independence.  The Audit Committee has considered whether the provision of services by Eide Bailly LLP, not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q, and concluded that the provision of such services is compatible with maintaining Eide Bailly LLP's independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company's annual report on Form 10-K for the fiscal year ended September 30, 2012.
Audit Committee

Ron Aberle, Chairman
Sid Mauch
William Price

Change in Registered Public Accounting Firm

On August 27, 2012, the Company gave notice to its current independent public accountant, Boulay, Heutmaker, Zibell & Co., P.L.L.P. ("BHZ"), dismissing them as the Company's independent public accountant. BHZ's reports on the Company's financial statements during the past two years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change independent registered public accountants was recommended and approved by the Company's Audit Committee.

In the two fiscal years ended December 31, 2010 and September 30, 2011, and from October 1, 2011 to date, there have been no disagreements between the Company and BHZ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BHZ's satisfaction, would have caused BHZ to make reference to the subject matter of the disagreement in connection with its opinion on the Company's financial statements for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BHZ with the contents of this statement and provided a letter stating that BHZ agreed with the statements made by the Company. A copy of the letter from BHZ was filed as Exhibit 16.1 to a Form 8-K/A the Company filed with the Securities and Exchange Commission on September 11, 2012.

Effective August 28, 2012, the Company appointed Eide Bailly LLP as the Company's new independent public accountant. This appointment was approved by the Company's Audit Committee.

Independent Registered Public Accounting Firm

The Audit Committee has selected Eide Bailly LLP as the independent registered public accountants for the fiscal year October 1, 2012 to September 30, 2013. A representative of Eide Bailly LLP is expected to be present at the 2013 Annual Meeting to respond to appropriate questions from the members and will have an opportunity to make a statement if they desire. A representative of Boulay, Heutmaker, Zibell & Co., P.L.L.P. is not expected to be present at the 2013 Annual Meeting.

Audit Fees

The aggregate fees billed to the Company by our independent registered public accountants, Eide Bailly LLP and Boulay, Heutmaker, Zibell & Co., P.L.L.P. during our 2012 fiscal year and our 2011 transition period are as follows:

Category	Fiscal Year	Eide Bailly Fees(1)	Boulay, Heutmaker, Zibell & Co. Fees(2)
Audit Fees(3)	2012	$55,000	$42,300
	2011	—	80,800
Audit- Related Fees(4)	2012	6,295	3,845
	2011	—	1,000
Tax Fees(5)	2012	—	19,750
	2011	—	16,300
All Other Fees(6)	2012	—	750
	2011	—	—

(1)	Eide Bailly LLP was engaged to be our independent registered public accountants on August 28, 2012.

(2)	Boulay, Heutmaker, Zibell & Co., P.L.L.P., ceased acting as our independent registered public accountants on August 27, 2012.

(3)
Audit Fees. This category includes the fees and out-of-pocket expenses for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(4)	Audit-Related Fees. This category consists of reimbursements for travel and annual meeting attendance.

(5)	Tax Fees. This category consists of fees for tax compliance, tax advice and tax planning.

(6)	All Other Fees. This category consists of fees for other non-audit services.

The Board is required to pre-approve all audit and non-audit services performed by the Company's independent auditor to assure that the provision of such services does not impair the auditor's independence.  The Board will not authorize the independent auditor to perform any non-audit service which independent auditors are prohibited from performing under the rules and regulations of the Securities and Exchange Commission or the Public Company Accounting Oversight Board. The Board may delegate its pre-approval authority to one or more of its governors, but not to management. The governor or governors to whom such authority is delegated shall report any pre-approval decisions to the Board at its next scheduled meeting.

Compensation Committee
The Company's standing Compensation Committee consists of all members of the Board and has the overall responsibility for approving and evaluating the Company's governor and Chief Executive Officer's compensation. Mr. Mauch serves as chairman of the Compensation Committee. Each member of the Compensation Committee is independent pursuant to the independence standard included in the Company's Audit Committee charter. The Compensation Committee has delegated to the Chief Executive Officer the authority to set compensation for lower executive officers, including the Company's Chief Financial Officer, and also the authority to implement compensation plans, policies and programs consistent with the Company's philosophy and objectives. The Compensation Committee has not engaged compensation consultants to assist in determining or recommending the amount or form of executive or governor compensation, but would consider doing so in those situations where it felt such an engagement was warranted or appropriate.

The Compensation Committee does not operate under a charter and is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system or a national securities association or to issuers of such securities. The Compensation Committee held one meeting during our fiscal year ended September 30, 2012 and each member of the Compensation Committee attended that meeting.

Nominating Committee
The Nominating Committee of the Board consists of Ron Aberle, Mike Appert, Ambrose Hoff and William Price. Mr. Ron Aberle serves as chairman of the Nominating Committee. Each member of the Nominating Committee is independent pursuant to the independence standard included in the Company's Audit Committee charter. Each member of the Nominating Committee attended each of the meetings. The Nominating Committee met one time during the fiscal year ended September 30, 2012, and also met one time during January 2013.  The Nominating Committee does not currently have a written charter.

Governor Nominations Policy

Our Nominating Committee will consider governor candidates recommended by members.  Members interested in submitting the name of a candidate for consideration as governor should send a letter to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652, and specify that the letter should be forwarded to the chairman of the Nominating Committee.  The Board has not yet adopted a formal policy regarding qualifications of governor candidates and we do not currently have a policy regarding considering diversity in governor nominees.  Currently, in evaluating governor nominees, the nominating Committee and the Board considers a variety of factors, including the appropriate size of the Board; our needs with respect to the particular talents and experience of our governors; the knowledge, skills and experience of nominees, including experience in the ethanol, corn or feed industries, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; experience with accounting rules and practices; and the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

On July 31, 2008, the Board adopted an Amended and Restated Operating Agreement, which provided that members must give advance notice to the Company of any business that they propose to bring before an annual meeting or of any person that they propose be nominated as a governor.  Under the advance notice provision, to be timely a member's notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of members.  With regard to governor nominations, the notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person's proposal for nomination and election as a governor and actions to be proposed or taken by such person if elected a governor; and (f) the written consent of each person so proposed to serve as a governor if nominated and elected as a governor.

For the 2013 Annual Meeting, the Nominating Committee evaluated the qualifications and performance of two incumbent governors, Frank Kirschenheiter and Sid Mauch, whose terms as Group III governors will expire at the 2013 Annual Meeting.

The Nominating Committee also evaluated the qualifications of Anthony Mock, who had submitted timely notice requesting he be considered for nomination. Based upon these evaluations, the Nominating Committee nominated and recommended Mr. Kirschenheiter, Mr. Mauch and Mr. Mock for election as governors at the 2013 Annual Meeting.  The Nominating Committee received one nomination, other than the incumbents Frank Kirschenheiter and Sid Mauch.

Risk Management Committee

The Risk Management Committee of the Board of Governors consists of Tim Meuchel, Ron Aberle, Mike Appert, and Sid Mauch. Mr. Meuchel serves as chairman of the Risk Management Committee. The Risk Management Committee is involved in setting the direction for the Company in relation to its corn and ethanol hedging strategies. The Risk Management Committee met sixty-seven times during our fiscal year ended September 30, 2012 and each committee member attended at least 75% of the committee meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a policy requiring all governors, officers and employees, and their immediate family members to notify the Board about any transaction, of any size, with the Company.  Some of our governors, officers and employees and their immediate family members have sold corn to the Company or purchased distillers grains from the Company.  These purchases and sales were made on terms available to all parties that do business with the Company, and were as follows for the last two fiscal years.

Ron Aberle, a governor, and a company owned in part by Mr. Aberle, sold corn to the Company in an amount equal to $2,964,989 and $1,216,012 during the fiscal year ended September 30, 2012 and the nine month transition period ended September 30, 2011, respectively.

Mike Appert, a governor, and a company owned in part by Mr. Appert, sold corn to the Company in an amount equal to $6,215,808 and $231,481 during the fiscal year ended September 30, 2012 and the nine month transition period ended September 30, 2011, respectively.

Ambrose Hoff, a governor, sold corn to the Company in an amount equal to $571,580 and $197,679 during the fiscal year ended September 30, 2012 and the nine month transition period ended September 30, 2011, respectively.

Tim Meuchel, a governor, and a company owned in part by Mr. Meuchel, sold corn and provided trucking services to the Company in an amount equal to $1,768,267 and $850,440 during the fiscal year ended September 30, 2012 and the nine month transition period ended September 30, 2011, respectively.

William Price, a governor, and a company owned in part by Mr. Price, sold corn to the Company in an amount equal to $614,973 and $598,803 during the fiscal year ended September 30, 2012 and the nine month transition period ended September 30, 2011, respectively.

Gerald Bachmeier, the Company's Chief Executive Officer, and a company owned in part by Mr. Bachmeier, sold corn to the Company in an amount equal to $439,492 during the fiscal year ended September 30, 2012.

COMPENSATION OF GOVERNORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Overview

Throughout this proxy statement, the individuals who serve as our Chief Executive Officer and Chief Financial Officer are referred to as the "executive officers". The Compensation Committee has responsibility for establishing, implementing and regularly monitoring adherence to the Company's compensation philosophy and objectives.

In setting compensation, the Compensation Committee took into account the member vote at our 2011 Annual Member Meeting called the "Say-on-Pay," where the Company's members overwhelming voted to endorse the Company's system of compensating its executive officers. The next "Say-on-Pay" vote will be conducted at the Company's 2014 Annual Member Meeting.

Compensation Philosophy and Objectives

Our compensation programs are designed to achieve the following objectives:

•	Attract, retain and motivate highly qualified and talented executives who will contribute to the Company's success by reason of their ability, ingenuity and industry;

•	Link compensation realized to the achievement of the Company's short and long-term financial and strategic goals;

•	Align management and member interests by encouraging long-term member value creation;

•	Maximize the financial efficiency of the compensation program from tax, accounting, cash flow and dilution perspectives; and

•	Support important corporate governance principles and comply with best practices.

Compensation Committee Procedures

The Compensation Committee is responsible for determining the nature and amount of compensation for the Company's Chief Executive Officer and has delegated to the Chief Executive Officer the authority to set compensation for lower executive officers, including the Company's Chief Financial Officer. The Compensation Committee has also delegated to the Chief Executive Officer the authority to implement compensation plans, policies and programs consistent with the Company's philosophy and objectives.

The Compensation Committee entered into an employment agreement with the Company's Chief Executive Officer effective on July 8, 2010 for a term of five and one-half years. The employment agreement provides for an annual base salary and a year-end bonus based on the Company's net income.

Base Salary

The evaluation of the Chief Executive Officer's employment agreement was based on the scope of the chief executive's roles, responsibilities, experience levels and performance, and taking into account competitive market compensation paid by comparable companies for similar positions.

Bonus

In addition to the base salary, the evaluation of the Chief Executive Officer's employment agreement also included the potential to earn a year-end bonus based on the Company's net income. The Compensation Committee believes that the alignment of bonus potential with the Company's financial performance is consistent with the Company's compensation philosophy and objectives.

Accounting and Tax Treatment of Awards

None of our executive officers, governors, or employees receives compensation in excess of $1,000,000 and therefore the entire amount of their compensation is deductible by the Company as a business expense. Certain large executive compensation awards are not tax deductible by companies making such awards. None of our compensation arrangements are likely to reach this cap in the foreseeable future.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based upon this review and discussion, the Board determined that the Compensation Discussion and Analysis should be included in this proxy statement.
Compensation Committee

Sid Mauch-Chair
Tim Meuchel
Ambrose Hoff
Ron Aberle
Mike Appert
Frank Kirschenheiter
William Price

Compensation Committee Interlocks and Insider Participation

None of the members of the executive compensation committee is or has been an employee of the Company. There are no interlocking relationships between the Company and other entities that might affect the determination of the compensation of our executive officers.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last three fiscal periods to our Chief Executive Officer and Chief Financial Officer. In July 2011 the Company entered into an equity grant agreement with our Chief Financial Officer for the receipt of 100,000 units. The units are issued based on a five year vesting schedule, and the first units were awarded on October 1, 2011. Compensation expense related to this award is recognized over the period of service related to the units.

We did not have any compensatory security option plan or other plan for long term compensation for our other executive officer or governors in place as of September 30, 2012. Further, as of September 30, 2012, none of our governors had any options, warrants, or other similar rights to purchase securities of the Company.

Compensation of Named Executive Officers

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Total
Gerald Bachmeier, Chief Executive Officer(1)	Fiscal Year 2012	$152,115	$—	$—	$152,115
	Nine Month Transition Period Ended 2011	$105,962	$19,710	$—	$125,672
	Fiscal Year 2010	$73,346	$34,281	$—	$107,627
Kent Anderson, Chief Financial Officer(2)	Fiscal Year 2012	$121,762	$—	$10,000	$131,762
	Nine Month Transition Period Ended 2011	$90,385	$9,855	$20,000	$120,240
	Fiscal Year 2010	$61,223	$20,000	$—	$81,223

(1)
Mr. Bachmeier was appointed Chief Executive Officer effective July 8, 2010 and is paid pursuant to Mr. Bachmeier's employment agreement - see additional information under "Employment Agreements with Governors or Officers." Mr. Bachmeier previously served as CEO from June 16, 2009 to December 31, 2009. Mr. Bachmeier's salary for 2013 has been set at $165,000.

(2)
Stock award reflects 20,000 Units vesting each year per the terms of the equity grant agreement executed in July 2011. Valuation of the vesting units is estimated annually as of the October 1 vesting date with compensation expense of $10,000 related to this award recognized in the year ended September 30, 2012 and compensation expense of $20,000 related to this award was recognized in the nine month transition period ended September 30, 2011. Mr. Anderson's salary for the 2013 fiscal year has been set at $124,000.

Outstanding Equity Awards at Fiscal Year-End

The table below represents the outstanding units awarded by the Company to our Chief Financial Officer pursuant to an agreement dated July 1, 2011 that have not yet vested as of October 1, 2012. The terms of our Chief Financial Officer's equity grant agreement are described above.

Name	Number of Units That Have Not Vested	Market Value of Units That Have Not Vested
Kent Anderson, Chief Financial Officer	60,000	*

* The market value of the units that have not vested is estimated on an annual basis as of the vesting date. The vesting date for the terms of our Chief Financial Officer's equity grant agreement is October 1.

Membership Units Vested

The table below represents the number of units awarded by the Company to our Chief Financial Officer that vested during the 2012 fiscal year and the market value of these units that have vested. The terms of our Chief Financial Officer's equity grant agreement are described above.

Name	Number of Units Acquired on Vesting	Value Realized on Vesting
Kent Anderson, Chief Financial Officer	20,000	$10,000

Employment Agreements with Governors or Officers

The Company entered into an employment agreement with Gerald Bachmeier for the position of Chief Executive Officer of the Company effective July 8, 2010. The term of the agreement is five and one-half years and is subject to customary termination provisions.    The employment agreement provides for an annual base salary as well as a year-end bonus based on the Company's net income.

We do not have any employment agreements with any other officer or governor.

GOVERNOR COMPENSATION

The Board adopted a governor compensation policy on July 24, 2007.  However, in December 2008, compensation was suspended on a voluntary basis and subsequently reinstated during January 2010.  Pursuant to the governor compensation policy, we currently pay governor fees as follows:

•	$500.00 per Board meeting

•	$400.00 per Audit Committee meeting or Audit Committee conference call

•	$400.00 per Nominating Committee meeting

•	$100.00 for meetings attended by conference call, with the exception of Audit Committee conference calls

The compensation policy also provides for reimbursement to governors for all out-of-pocket costs and mileage for travel to and from meetings and other locations to perform these tasks.

In the fiscal year ended September 30, 2012, the Company had incurred an aggregate of $104,429 in governor fees and related expenses.

The table below shows the compensation paid to each of our governors for the fiscal year ended September 30, 2012.

GOVERNOR COMPENSATION
Annual Compensation
Name	Fiscal Year	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total Compensation
Sid Mauch	2012	$12,700	$4,508	$17,208
Tim Meuchel	2012	10,600	39,832	50,432
Ambrose Hoff	2012	4,900	167	5,067
Ron Aberle	2012	11,500	94	11,594
Mike Appert	2012	9,500	28	9,528
Frank Kirschenheiter	2012	4,700	—	4,700
William Price	2012	5,900	—	5,900

(1)	Includes reimbursement for regular board meetings as well as committee meetings.

(2)	Includes reimbursement for mileage incurred in connection with services rendered to the Board of Governors and for services rendered to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and governors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, governors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and governors, all Section 16(a) filing requirements were complied with during the fiscal year ended September 30, 2012.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company's annual report to the Securities and Exchange Commission on Form 10-K, including the financial statements and the notes thereto, for the fiscal year ended September 30, 2012, accompanies this proxy statement.

These proxy materials are being delivered pursuant to the Internet Availability of Proxy Materials rules promulgated by the SEC. The Company will provide each member solicited a printed or e-mail copy of the Proxy Statement, Proxy Card and Annual Report on Form 10-K without charge within three business days of receiving a written request. Members should direct any requests for a printed or e-mail copy of the proxy materials as follows: (i) by calling our office at (701) 974-3308 or toll free at (855) 974-3308; (ii) by written request at Red Trail Energy, LLC at P.O. Box 11, Richardton, ND 58652; (iii) by e-mail at proxy@redtrailenergy.com; or (iv) on our website at www.redtrailenergy.com, on or before February 25, 2013 to facilitate timely delivery. The Company will provide each member solicited a copy of the exhibits to the Annual Report on Form 10-K upon written request and payment of specified fees. The 2012 Annual Report on Form 10-K complete with exhibits and Proxy Statement are also available from the SEC at 6432 General Green Way, Mail stop 0-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or through the EDGAR database available from the SEC's Internet site (www.sec.gov).

RED TRAIL ENERGY, LLC
PROXY
SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE ANNUAL MEETING OF MEMBERS TO BE HELD ON
MARCH 5, 2013

MEMBER NAME:

NUMBER OF MEMBERSHIP UNITS:

Vote by Mail or Facsimile:
1) Read the Proxy Statement
2) Check the appropriate boxes below
3) Sign and date the proxy card
4) Return the proxy card via fax to (701) 974-3309 or by mail to the Company at P.O. Box 11, Richardton, ND 58652 no later than 4:00 p.m. on Monday, March 4, 2013.

The undersigned hereby appoints Ambrose Hoff and Ron Aberle, and each or either of them, with the power of substitution, as proxies to represent the undersigned and to vote as designated below, at the 2013 Annual Meeting of Members to be held on Tuesday, March 5, 2013, at the Bismarck Civic Center, 315 South 5th Street, Bismarck, North Dakota, and at adjournment thereof, on any matters coming before the meeting.

Said proxies will vote on the proposals set forth in the notice of the annual meeting and proxy statement as specified on this card. If a vote is not specified, said proxies will vote FOR Frank Kirschenheiter, Sid Mauch and Anthony Mock, with the votes split equally between the nominees. If any other matters properly come before the annual meeting, said proxies will vote on such matters in accordance with the recommendations of the board of governors except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

Proposal 1.    Elect three (3) governors to the Board of Governors.  Each will serve for a term of three years.

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

You are entitled to give a nominee as many votes as is equal to the number of Units you own multiplied by 3 (the number of governors to be elected), or you may distribute your votes among the nominees as you see fit.  Write in the number of votes you are allocating to any nominee below. The Board of Governors recommends you vote your Units for Frank Kirschenheiter, Sid Mauch and Anthony Mock.

Frank Kirschenheiter	Votes

Sid Mauch	Votes

Anthony Mock	Votes

This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the proxies to take action in their discretion upon other matters that may properly come before the meeting. The proxies cannot vote your Units unless you sign and return this card.

Please sign exactly as your name appears on your unit certificate. When Units are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature of Unit Holder	Signature of Unit Holder
Dated:	Dated: